UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2009

ALICO, INC.

(Exact Name of Registrant as Specified in Charter)

FLORIDA

(State or Other Jurisdiction of Incorporation)

0-261
__________________
(Commission File Number)

59-0906081
___________________
IRS Employer
Identification No.)

POST OFFICE BOX 338,
LA BELLE, FLORIDA
_____________________________
(Address of Principal Executive Offices)

33975
_______________
(Zip Code)

Registrant's telephone number, including area code: (863) 675-2966

N/A
___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
__ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On December 4, 2009 the Company  received an amended governance letter from Atlantic Blue Group, Inc. (Atlanticblue), a 51% shareholder, expressing its ongoing commitment to certain corporate governance practices.

In the letter, Atlanticblue reaffirmed its commitment to:

•	Vote its shares to elect director nominees such that a majority of Alico’s Board of Directors is comprised of independent directors as defined under NASDAQ guidelines.

•	Not acquire more than 55% of Alico’s outstanding common stock on a fully diluted basis.

•
Not engage in any related party transaction with Alico or its subsidiaries unless such transaction is approved by a majority of the independent directors (or a committee comprised entirely of independent directors).

A copy of the letter and attachments is provided as exhibit 99.2 to this report Form 8k.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1- Press release announcing Alico receives letter from controlling shareholder reaffirming committment to corporate governance practices.
Exhibit 99.2- Corporate Governance Letter Restated to Alico.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.
(Registrant)

Date: Doecember 7, 2009                                                                                 By: /s/ STEVEN M. SMITH
                                                                                                                               Steven M. Smith
                                                                                                                               Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1 Company Press Release issued December 7, 2009.

Exhibit 99.2 Corporate Governance Letter Restated to Alico.